UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2006

Financial Industries Corporation
(Exact Name of Registrant as Specified in Charter)

Texas	0-4690	74-2126975
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 River Place Boulevard, Building I, Austin, Texas	78730
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number (including area code): (512) 404-5000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On December 29, 2006, Financial Industries Corporation (“FIC,” or the “Company”) completed the sale of its wholly owned subsidiary, Family Life Insurance Company (“Family Life”), to The Manhattan Life Insurance Company (“Manhattan Life”) for $28.0 million in cash, subject to certain post-closing adjustments.

Prior to the sale, the Company had transitioned the exclusive agents of Family Life to the new “Family Sales Division” of Investors Life Insurance Company of North America (“Investors Life”), FIC’s remaining insurance subsidiary. Similar to the sales and marketing approaches historically used within Family Life, the new Family Sales Division of Investors Life focuses on both the mortgage protection and final expense markets using leads provided through third-party vendors. At December 31, 2006, the Company had 135 of these exclusive agents. In connection with the sale of Family Life, Investors Life entered into a coinsurance agreement with Family Life pursuant to which Investors Life will cede to Family Life (now a wholly-owned subsidiary of Manhattan Life) 35% of the face amount of mortgage protection term policies written in its Family Sales Division during the five-year period beginning April 1, 2007 and ending March 31, 2012. Such business will be administered by Investors Life, and Investors Life will receive allowances for its expenses on the portion of the business that is ceded.

Prior to the sale, Investors Life co-insured certain universal life insurance and annuity contracts written by Family Life under reinsurance treaties between the companies. Effective September 30, 2006, Family Life and Investors Life executed recapture agreements related to these reinsurance treaties effectively terminating these treaties and removing Investors Life from any liability for life insurance and annuity contracts written by Family Life.

Prior to closing of the sale, Family Life owned 648,640 shares of FIC common stock. Such shares are reflected as common treasury stock in the accompanying historical unaudited condensed consolidated financial statements. In conjunction with this transaction, the Company acquired from Family Life 324,320 of these shares and the remaining 324,320 shares remained with Family Life at the time of sale. Also, prior to the closing of the sale, the Family Life Pension Plan, along with its assets and liabilities, was transferred from Family Life to its upstream parent company, Family Life Corporation (“FLC”). FLC is wholly owned by FIC and all current and future obligations of the Family Life Pension Plan are the responsibility of FLC.

Certain significant aspects of Family Life related contracts and expenses are described below:
•
In June 2004, FIC established an insurance services subsidiary, FIC Insurance Services, L.P. FIC Insurance Services provided management, operating and administrative services to both Family Life and Investors Life, on a fee basis. The agreement between Family Life and FIC Insurance Services was terminated upon sale of Family Life.

•
Lease costs associated with the Company’s occupancy in the River Place Pointe office complex were shared by Family Life and Investors Life under a contractual agreement. This agreement was terminated upon the sale and Family Life did not retain any liability for leased facilities.

•
Certain other expenses were shared by Family Life and Investors Life, prior and subsequent to the establishment of FIC Insurance Services in June 2004, under other contractual cost sharing agreements. These cost sharing agreements were terminated upon the sale of Family Life.

•	No employees of the Company are now employed by Family Life or Manhattan Life.
•	Equipment and software owned by Family Life was retained by the Company.

During the first quarter of 2007, the Company has provided administrative services to Family Life pursuant to an administrative services agreement which is cancellable by either party with 30-days notice. The Company currently expects that it will provide such services until March 31, 2007, generating other revenues totaling approximately $800,000.

Item 9.01 Financial Statements and Exhibits

(a) Not Applicable.

(b) Pro forma financial information:

The following unaudited pro forma consolidated financial information is being filed herewith:
•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2005.
•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2005.
•	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

The unaudited pro forma condensed consolidated balance sheet presents the financial position of the Company as of December 31, 2005, assuming the sale of Family Life occurred on that date.

The unaudited pro forma condensed consolidated statement of operations presents the financial results from continuing operations of the Company for the year ended December 31, 2005, assuming the sale had occurred on January 1, 2005, as required by Rule 11-2 of Regulation S-X.

The unaudited pro forma condensed consolidated financial statements are based on estimates and assumptions. The Company believes that the assumptions and estimates used in the preparation of the unaudited pro forma condensed consolidated financial statements are reasonable. These estimates and assumptions have been made solely for the purposes of developing these unaudited pro forma condensed consolidated financial statements. The unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the financial position or results of operations that actually would have been realized had Family Life been sold as of the period indicated, nor is it necessarily indicative of the Company’s future financial position or results of operations.

The unaudited pro forma condensed financial information should be read in conjunction with the historical consolidated financial statements of the Company, including the notes thereto.

Forward-Looking Statements

Except for historical factual information set forth in this Form 8-K, the statements, analyses, and other information contained herein relating to trends in our operations and financial results, the markets for our products, future results, the future development of our business, and the contingencies and uncertainties to which we may be subject, as well as other statements including words such as “anticipate,” “believe,” “plan,” “budget,” “could,” “designed,” “estimate,” “expect,” “intend,” “forecast,” “predict,” “project,” “may,” “might,” “should” and other similar expressions constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. Such statements are made based upon management’s current expectations and beliefs concerning financial results and economic conditions and are subject to known and unknown risks, uncertainties and other factors contemplated by the forward-looking statements. These factors include, among other things: (1) general economic conditions and other factors, including prevailing interest rate levels and stock market performance, which may affect FIC’s ability to sell its products, the market value of FIC’s investments and the lapse rate and profitability of policies; (2) FIC’s ability to achieve anticipated levels of operational efficiencies and cost-saving initiatives; (3) customer response to new products, distribution channels and marketing initiatives; (4) mortality, morbidity and other factors that may affect the profitability of FIC’s insurance products; (5) FIC’s ability to develop and maintain effective risk management policies and procedures and to maintain adequate reserves for future policy benefits and claims; (6) changes in the federal income tax laws and regulations that may affect the relative tax advantages of some of FIC’s products; (7) increasing competition in the sale of insurance products; (8) the effect of regulation and regulatory changes or actions, including those relating to regulation of insurance products and insurance companies; (9) ratings assigned to FIC’s insurance subsidiary by independent rating organizations such as A.M. Best Company, which FIC believes are particularly important to the sale of accumulation-type products; (10) the performance of our investment portfolios; (11) the effect of changes in standards of accounting; (12) the effects and results of litigation; (13) business risks and factors described in FIC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, including, but not limited to, Item 1 - Description of the Business, Item 3 - Legal Proceedings, and Item 7 - Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (14) other factors discussed in the Company’s other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. You should read carefully the above factors and all of the other information contained in this report. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. All subsequent written and oral forward-looking statements attributable to the Company or to persons acting on our behalf are expressly qualified in their entirety by reference to these risks and uncertainties. There can be no assurance that other factors not currently anticipated by management will not also materially and adversely affect our results of operations. Each forward-looking statement speaks only as of the date of the particular statement and the Company undertakes no obligation to update or revise any forward-looking statement.

FINANCIAL INDUSTRIES CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2005
(In thousands, except share data)

	Financial Industries Historical	Family Life	Pro forma Adjustments			Pro forma
ASSETS

Investments:
Fixed maturity securities available for sale, at fair value (amortized cost of $535,529 at December 31, 2005)	$593,752	$68,543				$525,209
Equity securities, at fair value (cost of $6,338 at December 31, 2005)	10,907	6,459	(b	)	4,428	8,876
Policy loans	37,637	4,701				32,936
Real estate held for sale	130	-				130
Short-term investments	1,204	-				1,204
Total investments	643,630	79,703			4,428	568,355

Cash and cash equivalents	63,581	26,675	(a	)	27,467	62,168
			(b	)	(2,205)
Deferred policy acquisition costs	50,805	39,134				11,671
Present value of future profits of acquired business	15,865	6,858				9,007
Agency advances and other receivables, net of allowance for doubtful accounts of $36 at December 31, 2005	8,188	5,302				2,886
Reinsurance receivables	38,108	2,870				35,238
Accrued investment income	7,165	907				6,258
Due premiums	2,048	1,781				267
Property and equipment, net	1,033	92	(c	)	92	1,033
Other assets	2,088	359				1,729
Separate account assets	342,911	-				342,911

Total assets	$1,175,422	$163,681			$29,782	$1,041,523

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

FINANCIAL INDUSTRIES CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET - CONTINUED
DECEMBER 31, 2005
(In thousands, except share data)

	Financial Industries Historical	Family Life	Pro forma Adjustments			Pro forma
LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:
Policy liabilities and contractholder deposit funds:
Contractholder deposit funds	$542,181	$59,114				$483,067
Future policy benefits	155,970	35,583				120,387
Other policy claims and benefits payable	11,456	3,879				7,577
Notes payable	15,000	-				15,000
Deferred federal income taxes	687	5,393	(a	)	1,597	(3,811)
			(b	)	(702)
Other liabilities	25,146	3,078	(a	)	1,400	23,468

Separate account liabilities	342,911	-				342,911
Total liabilities	1,093,351	107,047			2,295	988,599

Commitments and contingencies

Shareholders’ equity:
Common stock, $.20 par value; 12,516,841 shares issued in 2005; 10,173,208 shares outstanding in 2005	2,504	-				2,504
Additional paid-in capital	70,377	-	(b	)	(508)	69,869
Accumulated other comprehensive income (loss)	(10,339)	(546)	(b	)	(1,363)	(11,156)
Retained earnings	42,485	-	(a	)	(30,611)	11,874
Common treasury stock, at cost; 2,343,633 in 2005	(22,956)	-	(b	)	2,789	(20,167)
Total shareholders’ equity	82,071	(546)			(29,693)	52,924

Total liabilities and shareholders’ equity	$1,175,422	$106,501			$(27,398)	$1,041,523

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

FINANCIAL INDUSTRIES CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005
(In thousands, except per share amounts)

	Financial Industries Historical	Family Life	Pro forma Adjustments			Pro forma

Revenues:
Premiums, net	$23,101	$18,081				$5,020
Earned insurance charges	40,021	7,218				32,803
Net investment income	31,147	5,154	(a	)	1,177	27,308
			(d	)	138
Real estate income, net	575	-				575
Net realized gains on real estate	9,243	-				9,243
Net realized gains (losses) on fixed maturities and other investments	(386)	245				(631)
Other	2,714	9				2,705
Total revenues	106,415	30,707			1,315	77,023

Benefits and expenses:
Policyholder benefits and expenses	40,422	10,714				29,708
Interest expense on contractholder deposit funds	22,132	3,551				18,581
Amortization of deferred policy acquisition costs	9,995	8,391				1,604
Amortization of present value of future profits of acquired business	2,711	1,565				1,146
Operating expenses	30,120	12,151	(e	)	4,735	22,704
Interest expense	1,147	-				1,147
Total benefits and expenses	106,527	36,372			4,735	74,890

Gain (loss) from continuing operations before Federal income taxes	(112)	(5,665)			(3,420)	2,133

Federal income tax expense (benefit)	53	(1,920)	(f	)	(1,354)	619

Gain (loss) from continuing operations	$(165)	$(3,745)			$(2,066)	$1,514
Basic and diluted loss per share from continuing operations	$(0.02)					$0.15

Weighted average common shares and common share equivalents	9,821					10,145

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

FINANCIAL INDUSTRIES CORPORATION AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 1 - Basis of Presentation

On December 29, 2006, Financial Industries Corporation (“FIC,” or the “Company”) completed the sale of its wholly owned subsidiary, Family Life Insurance Company (“Family Life”), to The Manhattan Life Insurance Company (“Manhattan Life”) for $28.0 million in cash, subject to certain post-closing adjustments.

The unaudited pro forma condensed consolidated balance sheet presents the financial position of FIC as of December 31, 2005 assuming the sale of Family Life occurred on that date. Such pro forma information is based on FIC’s historical consolidated balance sheet included in the Company’s Form 10-K at December 31, 2005 giving effect to the following adjustments: 1) elimination of the separate company assets and liabilities of Family Life adjusted for (i) the reinsurance recapture with Investors Life, (ii) elimination of net pension liability retained by the Company, and (iii) push down of parent company present value of future profits of acquired business, 2) providing for the net proceeds of the sale, 3) reflecting transfers of certain of Family Life’s separate assets to the Company, prior to, and in conjunction with the sale.

The unaudited pro forma condensed consolidated statement of operations presents the financial results from continuing operations of the Company for the year ended December 31, 2005 assuming the sale had occurred on January 1, 2005, as required by Rule 11-2 of Regulation S-X. Such pro forma information is based on FIC’s historical consolidated statement of operations included in the Company’s Form 10-K for the year ending December 31, 2005 giving effect to the following adjustments: 1) elimination of the separate company revenues and expenses of Family Life adjusted for (i) the reinsurance recapture with Investors Life, (ii) elimination of pension expense, and (iii) push down of parent company amortization of present value of future profits of acquired business, 2) providing for investment income on the net proceeds of the sale and cash exchanged in conjunction with the transfer of certain of Family Life’s separate assets, and 3) allocated shared expenses.

The following is a summary of the estimated results of the sale of Family Life (in thousands):

Cash proceeds from sale	$28,000
Less expenses, primarily professional fees	(533)

Net proceeds from sale	$27,467

Allocation of net proceeds:
Sale of Family Life, excluding FIC common stock	$25,002
Sale of 324,320 shares of FIC common stock at $7.60	2,465

$27,467
Net proceeds allocated to sale of Family Life, excluding FIC common stock	$25,002
Less:
Carrying value of Family Life, net of adjustments for transferred assets and liabilities, and FIC common stock	(52,616)
Deferred liability for reinsurance agreement with Manhattan Life	(1,400)

Estimated loss on sale before income tax	(29,014)
Estimated income taxes, including adjustments associated with the exclusion of Family Life from the FIC consolidated tax return	1,597

Estimated loss on sale	$(30,611)

FINANCIAL INDUSTRIES CORPORATION AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(CONTINUED)

Note 2 - Pro Forma Adjustments

(a) Reflects the net cash proceeds of the sale, estimated investment income on cash from the sale and related transfers, and the estimated loss on the sale as summarized above.

(b) Reflects the purchase of 324,320 shares of FIC common stock by the Company from Family Life for $2.2 million and the sale of 324,320 shares of FIC common stock in conjunction with the sale of Family Life.

(c) Reflects the net book value of Family Life’s equipment and software retained by the Company.

(d) Reflects the elimination of the FIC Insurance Services investment fee, net of actual allocated costs.

(e) Reflects the summary posting of the pro forma adjustments related to operating expenses as described in Note 4.

(f) Reflects income tax estimated on pro forma adjustments.

Note 3 - Family Life Sales Division

Prior to the sale, the Company had transitioned the exclusive agents of Family Life to the new “Family Sales Division” of Investors Life Insurance Company of North America (“Investors Life”), FIC’s remaining insurance subsidiary. Similar to the sales and marketing approaches historically used within Family Life, the Family Sales Division of Investors Life focuses on both the mortgage protection and final expense markets using leads provided through third-party vendors. At December 31, 2006, the Company had 135 of these exclusive agents. The costs associated with these sales activities in 2005 resided with Family Life and were directly related to the production of its new business. These costs are generally capitalized and amortized as deferred policy acquisition costs in the Company’s consolidated financial statements. No pro forma adjustments were made to provide for anticipated new business from the Family Sales Division of Investors Life (certain of which will pertain to the coinsurance agreement with Family Life as described below) or the costs of that division, which will remain with the Company.

In connection with the sale of Family Life, Investors Life entered into a reinsurance agreement with Family Life pursuant to which Investors Life will cede to Family Life (now a wholly-owned subsidiary of Manhattan Life) 35% of the face amount of mortgage protection term policies written in its Family Sales Division during the five-year period beginning April 1, 2007 and ending March 31, 2012. Such business will be administered by Investors Life, and Investors Life will receive allowances for its expenses on the portion of the business that is ceded. As described above, no pro forma adjustment was made to provide for anticipated new business from the Family Sales Division of Investors Life to which this coinsurance agreement would pertain.

Note 4 - Allocated Shared Expenses

FIC Insurance Services, L.P., a wholly-owned subsidiary of the Company, provided management, operating and administrative services to both Family Life and Investors Life, on a fee basis. Lease costs associated with the Company’s occupancy in River Place Pointe were shared by Family Life and Investors Life under a contractual agreement. Certain other expenses were shared by Family Life and Investors Life, prior and subsequent to the establishment of FIC Insurance Services in June 2004, under other contractual sharing agreements. These allocated shared costs are eliminated from the Company’s continuing operations by the removal of Family Life’s separate company expenses. However, the sale of Family Life will not result in the elimination of certain shared expenses that had been allocated to Family Life.

Certain allocated shared expenses are largely variable and are reasonably assumed to be eliminated with the sale of Family Life. However, certain allocated shared expenses, such as personnel and leased premises, are not eliminated by the sale of Family Life. Accordingly, a pro forma adjustment was made to provide for expenses previously allocated to Family Life which will continue as part of the Company’s ongoing operations as described below:

FINANCIAL INDUSTRIES CORPORATION AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(CONTINUED)

(In thousands)

FIC Insurances Services personnel costs	$3,505
Leased premises	548
Office expenses, including depreciation and rents	682

$4,735

Note 5 - Administrative Services Agreement

During the first quarter of 2007, the Company has provided administrative services to Family Life under an administrative services agreement which is cancellable by either party with 30-days notice. The Company currently expects that it will provide such services until March 31, 2007, generating other revenues totaling approximately $800,000. No pro forma adjustments were made to provide for revenues associated with this agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 19, 2007	FINANCIAL INDUSTRIES CORPORATION

	By:	/s/ Vincent L. Kasch
Vincent L. Kasch
Chief Financial Officer